UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 31, 2006

RENT-WAY, INC.
(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

0-22026	25-1407782
(Commission File Number)

One RentWay Place, Erie, Pennsylvania	16505
(Address of Principal Executive Offices)

(814) 455-5378
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Rent-Way, Inc. (“Rent-Way”) provided its employees with answers to frequently asked questions about its recently announced proposed merger with an indirect wholly-owned subsidiary of Rent-A-Center, Inc.  A copy of the FAQs provided to employees located at Rent-Way’s corporate support center in Erie, Pennsylvania, is attached as Exhibit 99.1.  A copy of the FAQs provided to employees at locations other than the corporate support center is attached as Exhibit 99.2.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

99.1

FAQs provided to Rent-Way, Inc. employees located at corporate support center.

99.2

FAQs provided to Rent-Way, Inc. employees at locations other than corporate support center.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rent-Way, Inc.

Dated:  August 31, 2006

                By: /s/ John A. Lombardi

Name:  John A. Lombardi

Title: Senior Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description
99.1	FAQs provided to Rent-Way, Inc. employees located at corporate support center.

99.2	FAQs provided to Rent-Way, Inc. employees at locations other than corporate support center.